Exhibit 99.3

Investment Portfolio > As of September 30, 2008 October 15, 2008

2 Investment Portfolio MARKET EVENTS 3 Mo LIBOR vs Fed Funds -0.50 0.00 0.50 1.00 1.50 2.00 2.50 3.00 12/31/07 1/31/08 2/29/08 3/31/08 4/30/08 5/31/08 6/30/08 7/31/08 8/31/ 0 8 9/30/08 After-tax Unrealized MTM Gain/(Loss) (4,000) (3,500) (3,000) (2,500) (2,000) (1,500) (1,000) (500) 0 12/31/07 1/31/08 2/29/08 3/31/08 4/30/08 5/31/08 6/30/08 7/31/08 8/31/08 9/30/08 FOMC Cuts 75 bps Bearns Stearns Collapse Monolines Downgraded Fannie and Freddie Takeover Lehman Fails Milllions % FOMC Cuts 50 bps Northern Rock Takeover FOMC Cuts 75 bps Widespread Writedowns and Capital Issuances IndyMac Collapse Housing Bill Signed

3 Asset-backed securities Mortgage-backed securities Commercial mortgage-backed securities $42 billion $10 billion Corporate bonds Municipals Treasuries Agency debentures Agency mortgages Small Business Administration loans OECD Governments Investment Portfolio Government/Agency Structured Securities Unsecured Credit Portfolio amounts are expressed at Book Value. ASSETS: INVESTMENT PORTFOLIO (PERIOD END 9/30/08) $26 billion

4 > Assets selected using rigorous credit process > Performing within expectations at 9/30/08 > Diversified by asset class and geography > 93.1% AAA / AA rated at 9/30/08 > Constructed to perform well through periods of economic weakness > Unrealized after-tax AFS & HTM MTM = $(3.3)B at 9/30/08 0.1% $0.1 - - - - BB 100.0% 1.0% 1.1% 2.9% 6.5% 88.5% $75.7 $0.8 $0.8 $2.2 $4.9 $67.0 2007 100.0% 1.0% 1.5% 4.3% 8.7% 84.4% $78.0 $0.8 $1.2 $3.3 $6.8 $65.8 Q3 ‘08 100.0% 1.1% 0.3% 3.3% 1.9% 93.4% $37.7 $0.5 $0.1 $1.2 $0.7 $35.2 2004 Total NR BBB A AA AAA $ in billions INVESTMENT PORTFOLIO DETAIL (PERIOD END 9/30/08) Portfolio amounts are expressed at Book Value. Investment Portfolio

5 Investment Portfolio $1,356M 36 29 15 8 5 Downgrades ex Munis2 $847M 32 43 7 13 1 Credit watch ex Munis1 0 49 789 $(3,282)M 84.4% AAA 8.7% AA $78.0B Q3 ‘08 0 442 558 $(1,940)M 86.7% AAA 7.6% AA $75.4B Q1 ‘08 $0 $1,364M $2,384M — — — Q3 ‘08 Asset Value 632 9 16 Downgrades2 0 375 $(684)M 88.5% AAA 6.5% AA $75.7B Q4 ‘07 43 1 Credit watch1 0 0 Defaults2 $(2,012)M $(513)M Unrealized after-tax MTM gain/(loss) 84.4% AAA 8.7% AA 89.3% AAA 5.6% AA Ratings $75.0B $77.9B Size of portfolio Q2 ‘08 Q3 ‘07 1Securities added to negative credit watch within the respective quarter, excluding downgrades 2Event occurred in respective quarter Portfolio amounts are expressed at Book Value. INVESTMENT PORTFOLIO (PERIOD END 9/30/08)

6 Investment Portfolio HOLDINGS BY ASSET CLASS (PERIOD END 9/30/08) 9,354 (3,282) 100.0 78.0 1.0% 0.1% 1.5% 4.3% 8.7% 84.4% TOTAL PORTFOLIO 572 (209) 5.9 4.6 17% — 1% 1% 50% 31% Clipper tax-exempt bonds/other 5,326 (6) 3.2 2.5 — — 4% 25% 31% 40% Municipal bonds 161 (56) 3.2 2.5 — — 25% 59% 10% 6% Corporate bonds 149 (173) 5.4 4.2 — — — — 1% 99% Commercial mortgage-backed securities 1,853 (764) 26.1 20.4 — — — 1% 1% 98% Mortgage-backed securities 762 (2,091) 37.6 29.3 — 0% 1% 3% 12% 84% Asset-backed securities 531 17 18.6 14.5 — — — — — 100% Government/Agency securities # CUSIPS NR BB BBB A AA AAA Investment Unrealized After-tax MTM Gain/(Loss) ($M) Book Value (% Total) Book Value ($B) Ratings

7 Investment Portfolio ASSET-BACKED SECURITIES HOLDINGS (PERIOD END 9/30/08) 762 (2,091) 100.0 29.3 0.0% 0.2% 1.4% 3.1% 11.5% 83.8% TOTAL ABS 22 (79) 1.7 0.5 0% — — — 12% 88% Other 16 (59) 1.0 0.3 — 7% 4% 26% 48% 15% HELOC 253 (801) 18.8 5.5 — 1% 3% 5% 34% 57% Sub-Prime 39 (100) 5.1 1.5 — — — 2% 2% 96% CLOs 101 (171) 20.1 5.9 — — — 1% 3% 96% Foreign RMBS 40 (15) 3.5 1.0 — — 5% 9% 9% 77% Auto/Equipment 110 (213) 16.7 4.9 — — 4% 6% 2% 88% Credit Cards 181 (653) 33.1 9.7 — — — 1% 9% 90% Student Loans # CUSIPS NR BB BBB A AA AAA Investment Unrealized After-tax MTM Gain/(Loss) ($M) Book Value (% Total) Book Value ($B) Ratings

8 Investment Portfolio ASSET- BACKED SECURITIES COLLATERALIZED BY SUB-PRIME FIRST-LIEN MORTGAGES (PERIOD END 9/30/08) 0 19 12 $(801)M 44.5% 57% AAA 34% AA, 5% A 3% BBB, 1% BB $5.5B Q3’08 0 12 3 $(592)M 42.6% 62% AAA 38% AA $5.7B Q2’08 $0 $706 $287M — — — — Q3 ‘08 Asset Value 0 3 0 $(574)M 41.4% 70% AAA 30% AA $5.9B Q1 ’08 3 0 Credit watch1 0 0 Defaults 0 0 Downgrades2 $(314)M $(149)M Unrealized MTM after-tax gain/(loss) 39.8% 37.6% Credit enhancement 71% AAA 29% AA 73% AAA 27% AA Ratings $6.2B $6.6B Size of portfolio Q4 ’07 Q3 ’07 1Securities added to negative credit watch within the respective quarter, excluding downgrades 2Event occurred in respective quarter Portfolio amounts are expressed at Book Value.

STATE STREET

Investment Portfolio

STRESS COVERAGE: ASSET-BACKED SECURITIES PORTFOLIO (PERIOD END 9/30/08)

Govt. student loans: $9.0B	HCL: < 0.1% Avg. CE: +100% (98% govt. guarantee + 5.5% CE)	SFL: 12% (historic default rate before government guarantees with 0% recoveries) With 100% credit enhancement, no risk of loss
Private student loans: $0.7B	HCL: 0.6% (with insurance) Avg. CE: 14.7% (excluding excess spread)	SFL: 7.2% (assumes no insurance; industry/rating agency assumption) Coverage 2.0x
Credit cards $4.9B	HCL: 6.1% (= wgtd. avg. charge-offs) Avg. CE: 19.0%	SFL: 7.5% (worst single month annualized-November 2005) Coverage: 2.5x
Auto/equipment: $1.0B	HCL: 0.8% Avg. CE: 13.9%	SFL: 2.8% (using worst vintage in 10 years-2000) Coverage: 5.0x
Foreign RMBS: $5.9B	HCL: < 0.1% Avg. CE: 10.7%	SFL: 1.1% (worst historic loss experience- UK 1989) Coverage: 9.7x
CLO/CREs: $1.5B	HCL: <1.0% Avg. CE: 26.3%	SFL: 4.5% (double the average default rate of 3.5% with half the long-term recovery rate of 70%) Coverage: 5.8x
Sub-Prime $5.5B	HCL: 3.7% Avg. CE: 44.5% (AAA 44.6, AA 47.8)	SFL:21.2% (roll rate analysis, previous worst is 4%-2000) Coverage 2.1X
HELOC: $269M	HCL: 0% (with insurance) Avg. CE: 3.5% overcollateralization plus monoline insurance	SFL: if all monoline wrappers except FSA fail and default spreads stay elevated in perpetuity and we have 0% recoveries, after tax loss $(29)M

HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT's stressed future losses; Coverage = Avg. CE/SFL

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10 Investment Portfolio MORTGAGE-BACKED SECURITIES HOLDINGS (PERIOD END 9/30/08) 2,002 (937) 100.0 24.6 1.0% 0.6% 98.4% TOTAL MBS 149 (173) 17.1 4.2 0.0% 0.5% 99.5% CMBS 314 (732) 33.7 8.3 3.0% 1.5% 95.5% Non-Agency MBS 1,539 (32) 49.2 12.1 0.0% 0.0% 100.0% Agency MBS # CUSIPS A AA AAA Investment Unrealized After-tax MTM Gain/(Loss) ($M) Book Value (% Total) Book Value ($B) Ratings

11 Investment Portfolio SFL: 4.6% (2X S&P Alt-A curve) Coverage: 2.6X HCL: 0.4% Avg. CE: 11.8% Alt-A: $1.1B SFL: 4.4% (1999 Snyderman Study long-term avg.) Coverage: 5.5X SFL: 2.3% Coverage: 4X No losses expected HCL: 0.2% Avg. CE: 24.2% CMBS: $4.2B HCL: 0.2% Avg. CE: 9.14% Non-Agency MBS: $7.2B 100% AAA-backed primarily by Fannie Mae, Freddie Mac & Ginnie Mae Securities Agency MBS: $12.1B STRESS COVERAGE: MORTGAGE-BACKED SECURITIES PORTFOLIO (PERIOD END 9/30/08) HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL

12 Investment Portfolio > Philosophy: Assets are purchased based on an independent assessment of their underlying credit quality, not based on the insurance “wrap” provided > As a result, our exposure to “wraps” for protection is secondary and is relatively small > Diversified by monoline insurer > $2.3B of insurance covers 4,269 issues – Municipal bonds: $1.953B (4,242 issues) – Sub-prime asset-backed securities: $27.6M (10 issues) – Home Equity Lines of Credit: $269M (16 issues) > If all securities were “unwrapped,” the 93.1% AAA/AA rating would become 91.7% AAA/AA rating INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 9/30/08)

13 Investment Portfolio 0.1% 0.1% BB 100% 1.0% 1.5% 4.3% 8.7% 84.4% Credit quality 100% 1.4% 1.9% 4.9% 9.0% 82.7% Credit quality unwrapped Total NR BBB A AA AAA As of 9/30/08 INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 9/30/08) 91.7% Credit quality unwrapped 93.1% Credit quality AAA & AA Combined

14 Investment Portfolio TOTAL MONOLINE EXPOSURE (PERIOD END 9/30/08) # - Number of cusips * - On Rating Watch negative * + On Rating Watch positi ve 4,269 $2,252.6 1 $3 4,242 $1,953 16 $269 10 $27.6 Total AAA Aaa/*- 113 3% $70 113 $70 Assured A/*- A3 6 0% $3 6 $3 RADIAN B Ba2 375 6% $144 375 $144 CIFG BBB-/*- B2/*+ 687 12% $268 687 $268 Syncora BB/*- B1 249 9% $192 242 $159 4 $29 3 $4 FGIC AA Aa3/*- 621 17% $386.2 613 $257 7 $129 1 $0.2 AMBAC AA A2/*- 671 17% $376.4 1 $3 664 $303 3 $70 3 $0.4 MBIA AAA Aaa/*- 1,547 36% $813 1,542 $749 2 $41 3 $23 FSA S&P Moody # % ($mm) # ($mm) # ($mm) # ($mm) # ($mm) Insurer Rating Total Student Loan Municipal HELOC Subprime